Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events Disclosure

17.  SUBSEQUENT EVENTS

The Company evaluated all material events occurring subsequent to the balance sheet date for events requiring disclosure or recognition in the consolidated financial statements.

On January 27, 2014, the Company completed the acquisition of HMA. Pursuant to the merger agreement governing the transaction, the Company acquired all the outstanding shares of HMA’s common stock for approximately $7.6 billion, including the assumption of approximately $3.7 billion of existing indebtedness, for consideration for each share of HMA’s common stock consisting of $10.50 in cash, 0.06942 of a share of the Company’s common stock, and one contingent value right (“CVR”). The CVR entitles the holder to receive a cash payment of up to $1.00 per CVR (subject to downward adjustment), subject to the final resolution of certain legal matters pertaining to HMA, as defined in the CVR agreement.

In connection with the HMA merger, the Company and CHS entered into a third amendment and restatement of the Credit Facility, providing for additional financing and recapitalization of certain of the Company’s term loans, including (i) the replacement of the revolving credit facility with a new $1.0 billion revolving facility maturing 2019 (the “Revolving Facility”), (ii) the addition of a new $1.0 billion Term A facility due 2019 (the “Term A Facility”), (iii) a Term D facility in an aggregate principal amount equal to approximately $4.602 billion due 2021 (which includes certain term loans due 2017 that were converted into such Term D facility (collectively, the “Term D Facility”)), (iv) the conversion of certain term loans due 2017 into Term E Loans and the borrowing of new Term E Loans due 2017 in an aggregate principal amount of approximately $1.677 billion (collectively, the “Term E Facility” and, together with the Revolving Facility, the Term D Facility and the Term A Facility, the “Credit Facilities”) and (v) the addition of flexibility commensurate with the Company’s post-acquisition structure. In addition to funding a portion of the consideration in connection with the HMA merger, some of the proceeds of the Term A Facility and Term D Facility were used to refinance the outstanding $637.5 million existing Term A facility due 2016 and the $59.6 million of term loans due 2014, respectively.

Adjusted for the effect of this amendment and restatement of the Company’s Credit Facility, the term loans are scheduled to be paid with principal payments for future years as follows $112.8 million due in 2014, $162.8 million due in 2015, $162.8 million due in 2016, $1.822 billion due in 2017, $496.0 million due in 2018 and $4.521 billion due thereafter.

In connection with the financing activities of the HMA merger, the Company and CHS, through one of its wholly-owned subsidiaries, also issued: (i) $1.0 billion aggregate principal amount of 5.125% Senior Secured Notes due 2021 (the “Secured Notes”) and (ii) $3.0 billion aggregate principal amount of 6.875% Senior Notes due 2022 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). The Secured Notes are senior secured obligations of CHS and are guaranteed on a senior secured basis by the Company and by CHS and certain of CHS’s subsidiaries. The Secured Notes mature on August 1, 2021, and bear interest at a rate of 5.125% per annum. The Unsecured Notes are senior unsecured obligations of CHS and are guaranteed on a senior basis by the Company and certain of CHS’s subsidiaries. The Unsecured Notes mature on February 1, 2022, and bear interest at a rate of 6.875% per annum.

The initial accounting for the acquisition of HMA is currently incomplete. The Company is in the process of obtaining initial information relative to the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the transaction. The valuation of the acquired assets and assumed liabilities will include, but not be limited to, fixed assets, Medicare licenses, certificates of need, other potential intangible assets and contingencies. The valuations will consist of physical inspections and appraisal reports, discounted cash flow analyses, or other appropriate valuation techniques to determine the fair value of the assets acquired or liabilities assumed.

On February 5, 2014, the Company announced that one or more subsidiaries of the Company have executed a definitive agreement to acquire substantially all of the assets of Sharon Regional Health System in Sharon, Pennsylvania for approximately $70 million, plus net working capital. Sharon Regional Health System includes a 251-bed acute care hospital and other outpatient and ancillary services.